Exhibit 10(g)
                      1996 ACNIELSEN CORPORATION
              NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN


1.       Purpose of the Plan

         The purpose of the Plan is to aid the Company in attracting, retaining and compensating non-employee directors and to enable them to increase their ownership of Shares. The Plan will be beneficial to the Company and its stockholders since it will allow non-employee directors of the Board to have a greater personal financial stake in the Company through the ownership of Shares, in addition to underscoring their common interest with stockholders in increasing the value of the Shares on a long-term basis.


2.       Definitions

         The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

                  (a)      Act:     The Securities Exchange Act of 1934, as
                           amended, or any successor thereto.

                  (b) Award: An Option or Share of Restricted Stock granted pursuant to the Plan.

                  (c) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

                  (d)      Board: The Board of Directors of the Company.

                  (e) Change in Control: The occurrence of any of the following events:

                           (i) any Person  (other than the Company,  any trustee
                           or  other  fiduciary  holding   securities  under  an
                           employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the
                           Beneficial   Owner,   directly  or   indirectly,   of
                           securities of the Company representing 20% or more of
                           the   combined   voting   power   of  the   Company's
                           then-outstanding securities;
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                           (ii)  during any period of  twenty-four  months  (not
                           including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(e)(i), (iii) or
                           (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions
                           (including,   but  not   limited  to,  an  actual  or
                           threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                           (iii) the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the
                           Company   outstanding   immediately   prior   thereto
                           continuing   to   represent   (either  by   remaining
                           outstanding   or  by  being   converted  into  voting
                           securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and
                           (B) after  which no  Person  holds 20% or more of the
                           combined   voting   power  of  the   then-outstanding
                           securities of the Company or such  surviving  entity;
                           or
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                           (iv) the  stockholders  of the Company approve a plan
                           of  complete   liquidation   of  the  Company  or  an
                           agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  (f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

                  (g)      Committee: The Compensation Committee of the Board.

                  (h) Company: ACNielsen Corporation, a Delaware corporation.

                  (i) D&B: The Dun & Bradstreet Corporation, a Delaware corporation.

                  (j) Disability: Inability to continue to serve as a non-employee director of the Board due to a medically determinable physical or mental impairment which constitutes a permanent and total disability, as determined by the Committee (excluding any member thereof whose own Disability is at issue in a given case) based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

                  (k) Effective Date: The date on which the Plan takes effect, as defined pursuant to Section 13 of the Plan.

                  (l) Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid
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                           price and per Share closing asked price on such date
                           as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

                  (m) Option: A stock option granted pursuant to Section 6 of the Plan.

                  (n) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(b) of the Plan.

                  (o) Participant: Any director of the Company who is not an employee of the Company or any Subsidiary of the Company as of the date that an Award is granted.

                  (p) Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

                  (q) Plan: The 1996 ACNielsen Corporation Non-Employee Directors' Stock Incentive Plan.
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                  (r)      Restricted Stock: A Share of restricted stock
                           granted pursuant to Section 7 of the Plan.

                  (s) Retirement: Termination of service with the Company after such Participant has attained age 70, regardless of the length of such Participant's service; or, with the prior written consent of the Committee (excluding any member thereof whose own Retirement is at issue in a given case), termination of service at an earlier age after the Participant has completed six or more years of service with the Company.

                  (t) Shares: Shares of common stock, par value $0.01 per share, of the Company.

                  (u) Spinoff Date: The date on which the Shares that are owned by D&B are distributed to the holders of record of shares of D&B.

                  (v)      Subsidiary: A subsidiary corporation, as defined in
                           Section 424(f) of the Code (or any successor section thereto).


3.       Shares Subject to the Plan

         The total number of Shares which may be issued under the Plan is 300,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Awards or the payment of cash upon exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are (a) withheld pursuant to Section 6(d)(iv) of the Plan or (b) subject to Awards which terminate or lapse may be granted again under the Plan.

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4.       Administration

         The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).


5.       Eligibility

         All Participants shall be eligible to participate under this Plan.


6.       Terms and Conditions of Options

         Options granted under the Plan shall be non-qualified stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

                  (a) Grants. A Participant may receive, on such dates as determined by the Committee in its sole discretion, grants consisting of such number of Options as determined by the Committee in its sole discretion.

                  (b) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

                  (c) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.
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                  (d) Exercise of Options.  Except as otherwise  provided in the
Plan or in a related Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i),
(ii) or (iii) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares, (iv) through the withholding of Shares (which would otherwise be delivered to the Participant) with an aggregate Fair Market Value on the exercise date equal to the aggregate Option Price and satisfying such other requirements as may be imposed by the Committee or (v) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

                  (e) Exercisability Upon Termination of Service by Death. If a Participant's service with the Company and its Subsidiaries terminates by reason of death after the date of grant of an Option, (i) the unexercised portion of such Option shall immediately vest in full and (ii) such portion may thereafter be exercised during the shorter of (A) the remaining stated term of the Option or (B) five years after the date of death.
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                  (f)  Exercisability  Upon Termination of Service by Disability
or Retirement. If a Participant's service with the Company and its Subsidiaries terminates by reason of Disability or Retirement after the date of grant of an Option, (i) the unexercised portion of such Option shall immediately vest in full and (ii) such portion may thereafter be exercised during the shorter of (A) the remaining stated term of the Option or (B) five years after the date of such termination of service; provided, however, that if a Participant dies within a period of five years after such termination of service, the unexercised portion of the Option may thereafter be exercised, during the shorter of (i) the remaining stated term of the Option or (ii) the period that is the longer of (A) five years after the date of such termination of service or (B) one year after the date of death.

                  (g) Effect of Other Termination of Service. If a Participant's service with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement after the date of grant of an Option as described above, the unexercised portion of an Option may thereafter be exercised during the period ending ninety days after the date of such termination of service, but only to the extent to which such Option was exercisable at the time of such termination of service.


7.       Terms and Conditions of Restricted Stock

         Restricted Stock granted under the Plan shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

                  (a) Grants. A Participant may receive, on such dates as determined by the Committee in its sole discretion, grants consisting of such amounts of Restricted Stock as determined by the Committee in its sole discretion.

                  (b) Restrictions. Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise disposed of under any circumstances; provided, however, that the foregoing restrictions shall elapse at such time and upon such terms and conditions as may be specified by the Committee in the related Award agreement(s).

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                  (c) Acceleration.  Notwithstanding anything in the Plan to the contrary, (i) the restrictions set forth in Section 7(b) of the Plan shall automatically elapse in the event that a Participant terminates service with the Company as a result of death or Disability and (ii) the Committee (excluding any member thereof whose own Award is at issue in a given case) may, in its sole discretion, accelerate the elapsing of the restrictions set forth in Section 7(b) of the Plan in the event that a Participant terminates service with the Company for any other reason. In the absence of such acceleration, all Shares of Restricted Stock as to which restrictions have not previously elapsed pursuant to Section 7(b) of the Plan shall be forfeited upon the termination of a Participant's service with the Company for reasons other than death or Disability.


8.       Adjustments Upon Certain Events

         Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

                  (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

                  (b) Change in Control. In the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or
(iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

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9.       Successors and Assigns

         The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.


10.  Amendments or Termination

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Participant under any Award theretofore granted without such Participant's consent.


11.      Nontransferability of Awards

         An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 11 (or any part thereof) to the extent that this Section 11 (or any part thereof) is not required under the rules promulgated under any law, rule or regulation applicable to the Company.


12.  Choice of Law

          The Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.


13.  Effectiveness of the Plan

         The Plan shall be effective as of the Spinoff Date.

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